Exhibit 99.1


                       Cancer Capital Corp.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, John W. Peters, Principal Executive and Financial Officer of Cancer Capital Corp. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 10-KSB of the Company for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              /s/ John W. Peters
Date: March 17, 2003        ____________________________________
                            John W. Peters
                            Principal Executive and Financial Officer